UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2007

ARROW INTERNATIONAL, INC

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	0- 20212 (Commission File Number)	23-1969991 (I.R.S. Employer Identification No.)

2400 Bernville Road, Reading, Pennsylvania, 19605
(Address of principal executive offices) (Zip Code)
(610) 378-0130
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-17: RESIGNATION LETTER
EX-99.1: BOARD OF DIRECTORS' LETTER
EX-99.2: PRESS RELEASE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 4, 2007, Richard T. Niner, a director of Arrow International, Inc. (the “Company”) since 1982, notified the Company that he was resigning from the Board of Directors of the Company, effective immediately. Mr. Niner was the chair of the Corporate Governance and Nominating Committee.
Mr. Niner stated in a letter sent to the Company that he was resigning because of a disagreement with the Company. A copy of Mr. Niner’s resignation letter is attached hereto as Exhibit 17 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
A copy of a letter from the Board of Directors to Mr. Niner, dated May 9, 2007, is attached hereto as Exhibit 99.1.
The information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 8.01 Other Events
On May 9, 2007 the Company announced that its Board of Directors formed a Special Committee comprised of independent directors, who are John H. Broadbent, T. Jerome Holleran, R. James Macaleer, Marlin Miller, Jr. and Raymond Neag, to explore potential strategic alternatives aimed at enhancing shareholder value. Marlin Miller, Jr., will serve as Chairman of the Special Committee, which has hired the investment banking firm of Lazard Frères & Co LLC (“Lazard”) to provide financial advisory services and Dechert LLP to provide legal services to it in connection with its review.
There can be no assurance regarding the timing of or whether the Board will elect to pursue any of the strategic alternatives it may consider, or that any such alternatives will result in changes to the Company’s plans or will be consummated. The Company does not intend to provide updates or make any further comment until the outcome of the process is determined or until there are significant developments.
On May 9, 2007 the Company issued a press release regarding the matters described in this Item 8.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

17	Letter dated May 4, 2007 from Richard Niner to the Board of Directors of Arrow International, Inc.

99.1	Letter dated May 9, 2007 from the Board of Directors to Richard Niner

Exhibit Number	Description

99.2	Press Release, dated May 9, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARROW INTERNATIONAL, INC.
Date: May 9, 2007	By:	/s/ R. James Macaleer
R. James Macaleer
Director

EXHIBIT INDEX

Exhibit No.	Description

17	Letter dated May 4, 2007 from Richard Niner to the Board of Directors of Arrow International, Inc.

99.1	Letter dated May 9, 2007 from the Board of Directors to Richard Niner

99.2	Press Release, dated May 9, 2007